Exhibit 10.32

                                SECOND AMENDMENT
                                     TO THE
                              CHROMCRAFT REVINGTON
                         EMPLOYEE STOCK OWNERSHIP TRUST


     WHEREAS, Chromcraft Revington, Inc. (the "Company") maintains the Chromcraft Revington Employee Stock Ownership Trust, effective as of January 1, 2002 (the "Trust"); and

     WHEREAS, on July 14, 2003, the Company and LaSalle Bank National Association ("LaSalle") entered into an Engagement Letter pursuant to which LaSalle will become the successor Trustee under the Trust ("LaSalle Engagement Letter"); and

     WHEREAS, the Board of Directors of the Company has (i) determined, in its best business judgment, that it is in the best interests of the Company and its employees to amend the Trust to appoint LaSalle as the successor Trustee of the Trust, with the effect that, except as otherwise provided in paragraphs 2.4 and
4.11 of the Trust, the LaSalle Engagement Letter, shall be superceded by the Trust, as amended, and (ii) authorized such amendment to the Trust as set forth below;

     NOW, THEREFORE, pursuant to the amending power reserved to the Company under Section 8.1 of the Trust, the Trust is amended, effective as of July 14, 2003, in the following particulars:

     1. The first sentence of Section 2.4 of the Trust is amended to read as follows:

          "The Trustee shall be entitled to reasonable compensation for its services, as agreed to between the Company and the Trustee from time to time in writing, and as initially set forth in Sections 8, 9 and 10 of the LaSalle Engagement Letter, and to reimbursement of all reasonable expenses incurred by the Trustee in the administration of the Trust. "

     2.   Section 4.11 of the Trust is amended to read as follows:

          "4.11. Indemnification. The Company shall indemnify and save harmless the Trustee, its directors, officers, employees, successors and assigns from and against any and all liability, including all expenses reasonably incurred in its defense, pursuant to the indemnification provisions of the LaSalle Engagement Letter, a copy of which is attached hereto as Exhibit A. This Trust amendment replaces and supersedes the LaSalle Engagement Letter with respect to all matters regarding the Plan and Trust which arise after the date of this amendment; provided however, that the provisions of Sections 14, 15, 16, 17, 18 of the LaSalle Engagement Letter shall survive the termination thereof and remain in effect hereunder, subject to the provisions hereof.

          The Trust will remain the same in all other respects.

     IN WITNESS WHEREOF, the Company has caused this Second Amendment to be signed on its behalf by its undersigned duly authorized officers and the Trustee has caused this Second Amendment to be signed on its behalf by its undersigned duly authorized officers this __ day of September 2003, but effective as of July 14, 2003.

                                       CHROMCRAFT REVINGTON, INC.


                                       By: /s/ Michael E. Thomas
                                           ---------------------------
                                           Michael E. Thomas, Chairman
ATTEST:


By: /s/ Frank T. Kane
    ------------------------
    Frank T. Kane, Secretary

                                      LASALLE BANK NATIONAL ASSOCIATION


                                      By:  /s/ E. Vaughn Gordy
                                           ---------------------------
                                           E. Vaughn Gordy, Sr. Vice President

ATTEST:


By:     /s/ Kathleen R. Ursa
        --------------------

Title:  First Vice President
        --------------------